UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2014
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-4777
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
 _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2014, Hi-Crush Operating LLC, a subsidiary of Hi-Crush Partners LP (the “Partnership”), entered into an amendment to its supply agreement with Weatherford U.S., L.P., on behalf of itself and its affiliates including Weatherford Artificial Lift Systems, L.L.C. (collectively, “Weatherford”). The amendment increases the annual committed volumes under the supply agreement on certain grades of sand. The supply agreement requires Weatherford to pay a specified price for a specified minimum volume of frac sand each month.

The Partnership intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the amendment to the supply agreement. The omitted material will be included in the request for confidential treatment. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the amendment to the supply agreement, a redacted copy of which will be attached as an exhibit to the periodic report filed by the Partnership reflecting the reporting period during which the amendment to the supply agreement was executed.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated August 11, 2014 announcing amendment to supply agreement
Forward Looking Statements
Some of the information in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “expect,” “estimate,” “anticipate,” “could,” “future” or “believe” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Partnership’s reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A of the Partnership’s Form 10-K for the fiscal year ended December 31, 2013. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. The Partnership’s forward looking statements speak only as of the date made and the Partnership undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: August 11, 2014	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

Index to Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated August 11, 2014 announcing amendment to supply agreement